U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  JANUARY 15, 2004
                                                  ------------------


                           HIENERGY TECHNOLOGIES, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE           0 - 32093             91-2022980
         ----------          ---------             ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)


         1601B ALTON PARKWAY
          IRVINE, CALIFORNIA                              92606
     ----------------------------------------           ---------
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
                                                     ------------------


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

HIENERGY TECHNOLOGIES OBTAINS ADDITIONAL FINANCING
----------------------------------------------------------------------------

From January 15 to February 9, 2004, HiEnergy Technologies, Inc. (the "Company" or "HiEnergy") raised additional financing of $421,000 pursuant to a small loan from its Chairman, a private placement of Convertible Notes and Warrants, and a private placement of Common Stock and Warrants as described below. These additional financings will be used by the Company primarily for operating costs, purchasing prototype equipment, and patent expenses.

The Company borrowed $36,000 from its Chairman and Chief Executive Officer, Dr. Bogdan Maglich pursuant to a Promissory Note issued on January 15, 2004. Dr. Maglich sold $36,000 worth of his shares of common stock in the Company and loaned the proceeds to the Company. The note bears 5% interest and is due on demand, and is filed as Exhibit 10.61 hereto and incorporated herein by reference.

The Company obtained additional financing through the private placement of $385,000 of Convertible Notes and Warrants from January 22 to February 9, 2004. The Convertible Notes mature in two years, bear simple interest at the rate of 5% per annum, and are convertible into shares of our common stock at a price of $0.45 per share. The Warrants to purchase shares of our common stock have terms of between 120 days and three and one-half years and exercise prices of between $0.45 per share and $1.50 per share in the amounts set forth below. The Note Purchase Agreements with attached form of Convertible Note and form of Warrant Certificate are filed as Exhibits 10.62, 10.63 and 10.69 hereto and are incorporated herein by reference.

The following purchasers have purchased the following amounts of Convertible Notes and Warrants:

----------------  ------------- -------------- ------------ ------------ ------------ -----------
Purchaser         Convertible   Conversion     $0.45        $0.75        $1.25        $1.50
                  Notes         Shares         Warrants     Warrants     Warrants     Warrants
----------------  ------------- -------------- ------------ ------------ ------------ -----------
Platinum          $150,000      333,333        0            400,000      120,000      0
Partners Value
Arbitrage
Fund, LP
----------------  ------------- -------------- ------------ ------------ ------------ -----------
Richard Melnick   $50,000       111,111        222,222      66,667       40,000       33,333
----------------  ------------- -------------- ------------ ------------ ------------ -----------
Nicholas J. Yocca $185,000      411,111        411,111      246,667      148,000      123,333
----------------  ------------- -------------- ------------ ------------ ------------ -----------


The purchasers of the Convertible Notes also have an option to purchase $1,550,000 of additional Convertible Notes and Warrants, on the same terms and conditions, on or about the date that the Company registers the shares. If the average closing price of the Company's common stock is equal to or greater than $0.92 on that date, Platinum Partners Value Arbitrage Fund, LP is obligated to make its purchase of $850,000. Platninum Partners Value Arbitrage Fund, LP will also receive 6,548,148 warrants to purchase common stock at exercise prices ranging from $0.75 to $1.25 with their additional Note Purchase. The remaining $700,000 of additional Convertible Notes may be purchased at the election of the holders. Nicholas J. Yocca serves as the legal counsel for the Company.

The Company also issued 333,333 shares of its common stock plus warrants as detailed below to Bullbear Capital Partners, a current stockholder, for $150,000 in cash. Bullbear Capital Partners also has the option to purchase 1,444,444 shares of common stock for $650,000 in cash after the Company's registration statement becomes effective. The Stock Purchase Agreement with attached form of Warrant Certificate is filed as Exhibit 10.64 hereto and is incorporated herein by reference.

                    Common   $0.49     $0.83     $1.38     $1.65
Purchaser           Stock    Warrants  Warrants  Warrants  Warrants
------------------  -------  --------  --------  --------  --------
Bullbear Capital
Partners            333,333   306,122   180,722   108,697   90,909

The securities offered in these private offerings have not been and will not be registered under the Securities Act at the time of issuance and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This description of these private offerings is not an offer to sell securities or a solicitation of an offer to buy securities.

HIENERGY TECHNOLOGIES FILES ADDITIONAL CONTRACTS
------------------------------------------------

HiEnergy has entered into the following contracts that are filed as Exhibits hereto and incorporated herein by reference:

(1) KCSA Letter Agreement. The Company executed a letter agreement with KCSA Public Relations Worldwide in order to retain KCSA for investor relations. Under the agreement, the Company will pay KCSA a monthly minimum fee of $5,000 for up to 30 hours of professional services until the Company's registration statement becomes effective, and thereafter the Company will pay KCSA a monthly minimum fee of $7,500 for up to 50 hours of professional services. The agreement will remain in effect for a minimum period of six months and thereafter can be extended for three month periods. The Letter Agreement is filed as Exhibit 10.67 hereto and incorporated herein by reference.

(2) Technology Assignment Agreements. In order to provide certainty with respect to ownership of the Company's technology, Dr. Bogdan Maglich executed assignment agreements assigning to the Company any and all rights to the inventions disclosed in the previously filed patent applications titled "Method and Apparatus for Detecting, Locating and Analyzing Chemical Compounds Using Subatomic Particle Activation" and "Method and Apparatus for Neutron Microscopy with Stoichiometric Imaging". The agreements are filed as Exhibits 10.66,
10.66.1 and 10.67 hereto and incorporated herein by reference.

(3) Employment Agreement. On February 3, 2004, the Company entered into an employment agreement with its Vice President / Corporate Secretary Ioana C. Nicodin pursuant to which the Company agreed to pay Ms. Nicodin an annual salary of $67,000 and to grant to Ms. Nicodin in June 2004 stock options to purchase 100,000 shares of Company common stock under its Stock Incentive Plan. The Employment Agreement is filed as Exhibit 10.70 hereto and incorporated herein by reference.

(4) Lease Addenda. On January 1, 2004, the Company executed Addendum No. 2A to its current lease agreement to renew its lease of 2,400 square feet of space in the parking area of the Company's current building for use as a temporary test site for up to 6 months for additional monthly rent of $1,200. On January 20, 2004, the Company executed Addendum No. 3 to its current lease agreement to lease an additional 4,470 square feet of space within the same building in which its offices are located. The new space will be used for production and testing of our products. The addendum begins on February 1, 2004 and expires in September 30, 2005. The additional monthly rent will be $4,373 per month. The Addenda are attached hereto as Exhibit 10.1.2 and Exhibit 10.1.3 and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "plans", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K and other filings with the SEC by the Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

EXHIBITS

Exhibit No.       Description
----------        --------------

10.1.2 Addendum No.2 to Original Lease Agreement dated August 15, 2002, between the Registrant and Del Mar Avionics dated January 1, 2004

10.1.3 Addendum No.3 to Original Lease Agreement dated August 15, 2002, between the Registrant and Del Mar Avionics dated January 20, 2004

10.61             Promissory Note issued to Bogdan Maglich by HiEnergy
                  Technologies, Inc.

10.62 Note Purchase Agreement dated January 16, 2004 between HiEnergy Technologies, Inc. and Platinum Partners Value Arbitrage Fund LP, with attached Form of Convertible Note and Warrant


10.63 Note Purchase Agreement dated January 31, 2004 between HiEnergy Technologies, Inc. and Richard Melnick with attached Form of Convertible Note and Warrant

10.64 Stock Purchase Agreement dated February 9, 2004 between HiEnergy Technologies, Inc. and Bullbear Capital Partners, LLC with attached Form of Warrant

10.65 Letter Agreement between KCSA Public Relations Worldwide and HiEnergy Technologies, Inc. dated January 6, 2003

10.66 Assignment of Patent Rights by Dr. Bogdan C. Maglich to HiEnergy Microdevices, Inc. dated March 26, 2002.

10.66.1           Assignment of Patent Rights from HiEnergy  Microdevices,  Inc.
                  to HiEnergy Technologies, Inc. dated November 17, 2003.

10.67 Assignment of Patent Rights by Dr. Bogdan C. Maglich to HiEnergy Technologies, Inc. dated November 17, 2003

10.68 Employment Agreement between HiEnergy Technologies, Inc. and Ioana C. Nicodin dated February 3, 2004

10.69             Note  Purchase   Agreement  dated  January  28,  2004  between
                  HiEnergy  Technologies,   Inc.  and  Nicholas  J.  Yocca  with
                  attached Form of Convertible Note and Warrant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HIENERGY TECHNOLOGIES, INC.


FEBRUARY 24, 2004                   By: /s/ Bogdan C. Maglich
--------------------                -----------------------------------
(Date)                              Name: Bogdan C. Maglich,
                                          Chief Executive Officer, Chairman of
                                          the Board, President and Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Description
----------        --------------

10.1.2 Addendum No.2 to Original Lease Agreement dated August 15, 2002, between the Registrant and Del Mar Avionics dated January 1, 2004

10.1.3 Addendum No.3 to Original Lease Agreement dated August 15, 2002, between the Registrant and Del Mar Avionics dated January 20, 2004

10.61             Promissory Note issued to Bogdan Maglich by HiEnergy
                  Technologies, Inc.

10.62 Note Purchase Agreement dated January 16, 2004 between HiEnergy Technologies, Inc. and Platinum Partners Value Arbitrage Fund LP, with attached Form of Convertible Note and Warrant

10.63 Note Purchase Agreement dated January 31, 2004 between HiEnergy Technologies, Inc. and Richard Melnick with attached Form of Convertible Note and Warrant

10.64 Stock Purchase Agreement dated February 9, 2004 between HiEnergy Technologies, Inc. and Bullbear Capital Partners, LLC with attached Form of Warrant

10.65 Letter Agreement between KCSA Public Relations Worldwide and HiEnergy Technologies, Inc. dated January 6, 2003

10.66 Assignment of Patent Rights by Dr. Bogdan C. Maglich to HiEnergy Microdevices, Inc. dated March 26, 2002.

10.66.1           Assignment of Patent Rights from HiEnergy  Microdevices,  Inc.
                  to HiEnergy Technologies, Inc. dated November 17, 2003.

10.67 Assignment of Patent Rights by Dr. Bogdan C. Maglich to HiEnergy Technologies, Inc. dated November 17, 2003

10.68 Employment Agreement between HiEnergy Technologies, Inc. and Ioana C. Nicodin dated February 3, 2004

10.69             Note  Purchase   Agreement  dated  January  28,  2004  between
                  HiEnergy  Technologies,   Inc.  and  Nicholas  J.  Yocca  with
                  attached Form of Convertible Note and Warrant